GL.2005.123

Supplement Dated May 1, 2005

To Prospectus Dated May 1, 2005

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Viacom Inc.

This document is a supplement to the prospectus dated May 1, 2005 (the “prospectus”) for the Group Variable Universal Life Insurance contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement is not a complete prospectus, and must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Viacom Inc. Group Variable Universal Life Contract and Certificates. In this supplement, we list the 11 Funds that are available to you under the Viacom Inc. Group Contract and Certificates.

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

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                                                    Transaction Fees

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  ------------------------------- ------------------------------------ ------------------------------------------------
              Charge                    When Charge is Deducted                        Amount Deducted
  ------------------------------- ------------------------------------ ------------------------------------------------
  ------------------------------- ------------------------------------ ------------------------------------------------
  Charge for Sales Expenses        This charge is deducted from each   Maximum - 3.5% of each premium payment.
  (Load)                          premium when the premium is paid.    Current charge - 0.0%.
  ------------------------------- ------------------------------------ ------------------------------------------------
  ------------------------------- ------------------------------------ ------------------------------------------------
  Charge for Taxes Attributable   This charge is deducted from each    Current amount deducted - 1.97% of each
  to Premiums1                    premium when the premium is paid.    premium payment.
  ------------------------------- ------------------------------------ ------------------------------------------------
  ------------------------------- ------------------------------------ ------------------------------------------------
  Charge for Processing Premiums  This charge is deducted from each    Maximum - $2 from each premium payment.
                                  premium when the premium is paid.    Current charge - $0.00.

  ------------------------------- ------------------------------------ ------------------------------------------------
  ------------------------------- ------------------------------------ ------------------------------------------------
  Surrender Charge (Load)         This charge is assessed on a full    Maximum - the lesser of $20 or 2% of the
                                  Surrender of a Certificate.          amount surrendered.
                                                                       Current charge - $0.00.
  ------------------------------- ------------------------------------ ------------------------------------------------
  ------------------------------- ------------------------------------ ------------------------------------------------
  Withdrawal Charge               This charge is assessed on a         Maximum - the lesser of $20 or 2% of the
                                  Withdrawal (Partial Surrender)       amount withdrawn.
                                  from the Certificate Fund.           Current charge - $0.00.
  ------------------------------- ------------------------------------ ------------------------------------------------
  ------------------------------- ------------------------------------ ------------------------------------------------
  Transfer Charge                 This charge is assessed when         Maximum - $20 per transfer after the twelfth.
                                  transfers between investment         Current Charge - $0.00
                                  options exceed 12 in a Certificate
                                  year.
  ------------------------------- ------------------------------------ ------------------------------------------------
  ------------------------------- ------------------------------------ ------------------------------------------------
  Charge for Additional           This charge is assessed each time    Maximum - $20 per statement
  Statements                      you request an additional            Current Charge - $0.00
                                  statement.
  ------------------------------- ------------------------------------ ------------------------------------------------
  ------------------------------- ------------------------------------ ------------------------------------------------
  Loan Transaction Charge         This charge is assessed when a       Maximum - $20 for each loan.
                                  loan is processed.                   Current charge - $0.00.
  ------------------------------- ------------------------------------ ------------------------------------------------
  ------------------------------- ------------------------------------ ------------------------------------------------
  Loan Interest                   This charge accrues daily.           Current charge - The Loan Account crediting
                                                                       rate plus 2%. The Loan Account crediting rate
                                                                       will generally be equal to the Fixed Account
                                                                       crediting rate.
  ------------------------------- ------------------------------------ ------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                  Periodic Charges Other Than The Funds' Operating Expenses

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  -------------------------------------------- ------------------------- ---------------------------------------------------
                    Charge                     When Charge is Deducted                    Amount Deducted
  -------------------------------------------- ------------------------- ---------------------------------------------------
  -------------------------------------------- ------------------------- ---------------------------------------------------
  Separate Account Charge                           Deducted daily       Maximum - 0.90% of the amount of assets in the
  (for Mortality and Expense Risk)                                       variable investment options.
                                                                         Current - 0.45% of the amount of assets in the
                                                                         variable investment options
  -------------------------------------------- ------------------------- ---------------------------------------------------
  -------------------------------------------- ------------------------- ---------------------------------------------------
  Charge for Administrative Expenses               Deducted monthly      Maximum - $6.00
                                                                         Current - $3.00
  -------------------------------------------- ------------------------- ---------------------------------------------------
  -------------------------------------------- ------------------------- ---------------------------------------------------
  *Cost of Insurance2                                                    Maximum - $83.33
                                                                         Minimum - $0.03**
          Charge for a Representative              Deducted monthly      Representative current charge - $0.13****
          Certificate Owner

  -------------------------------------------- ------------------------- ---------------------------------------------------
  *Additional Insurance Benefits3:
  -------------------------------------------- ------------------------- ---------------------------------------------------
          Child Term Insurance                                           Maximum - $0.10***
                                                   Deducted monthly      Minimum - $0.10***
                                                                         Representative current charge - $0.10*****

  -------------------------------------------- ------------------------- ---------------------------------------------------

    *  The charges shown for Cost of Insurance and Additional  Insurance  Benefits are expressed as rates per $1,000 of Net Amount at
       Risk.
   **  This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
  ***  These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.
 ****  The representative current charge for cost of insurance is a sample rate currently charged for a 48 year old non-smoking insured, who is an active employee in Viacom.
*****  The representative current charge for additional insurance benefits are sample rates currently charged.

_________________

[1] For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 1.97% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

[2] The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

[3] These benefits may not be available to some groups.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

----------------------------------------------------------------------------------- --------------- -----------------
                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

----------------------------------------------------------------------------------- --------------- -----------------
----------------------------------------------------------------------------------- --------------- -----------------
Gross  expenses  deducted  from the  Fund's  assets,  including  management  fees,
distribution and/or service (12b-1) fees, and other expenses                            0.38%            1.37%
----------------------------------------------------------------------------------- --------------- -----------------

*For 2004, the net fees of these funds ranged on an annual basis from 0.38% to 1.25% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 11 variable investment options offered under the Viacom, Inc. Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment advisor/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio: Seeks long-term growth of capital.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Franklin® Templeton® Variable Insurance Products Trust (Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Janus Aspen Series (Institutional Shares)

Growth Portfolio: Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

Lazard Retirement Series, Inc.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000® Index that the Investment Manager believes are undervalued.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today’s “new America.” The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector’s contribution to GDP from year to year.

Fund Fees and Expenses

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                                                  Investment
                                                   Advisory      Other      12b-1      Total
                   Fund Name                         Fees       Expenses     Fees     Expenses
------------------------------------------------------------------------------------------------

 The Prudential Series Fund,  Inc.
 (Class I Shares)
   Diversified Bond Portfolio                       0.40%        0.05%        --       0.45%
   Equity Portfolio                                 0.45%        0.03%        --       0.48%
   Flexible Managed Portfolio                       0.60%        0.02%        --       0.62%
   Global Portfolio                                 0.75%        0.09%        --       0.84%
   Money Market Portfolio                           0.40%        0.05%        --       0.45%
   Stock Index Portfolio                            0.35%        0.03%        --       0.38%
------------------------------------------------------------------------------------------------

 Franklin Templeton Variable
 Insurance Products Trust
 (Class 2 Shares)
   Templeton Foreign Securities Fund (1)            0.68%        0.19%      0.25%      1.12%
------------------------------------------------------------------------------------------------

 Janus Aspen Series   (Institutional Shares)
   Large Cap Growth Portfolio (formerly
     Growth Portfolio)                              0.64%        0.02%        --       0.66%
------------------------------------------------------------------------------------------------

 Lazard Retirement Series, Inc.
   Small Cap Portfolio (2)                          0.75%        0.37%      0.25%      1.37%
------------------------------------------------------------------------------------------------

 T. Rowe Price Variable Funds
   Equity Income Portfolio (3)                      0.85%        0.00%        --       0.85%
   New America Growth Portfolio (3)                 0.85%        0.00%        --       0.85%
------------------------------------------------------------------------------------------------
(1)

The Fund’s manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund’s Board of Trustees (Board) and an order of the Securities and Exchange Commission.

(2)

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25%.

(3)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the fund’s independent directors.

Fund Advisers

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Series Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Series Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Series Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Series Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global Portfolio. Jennison also serves as the subadviser for a portion of the assets of the Equity Portfolio. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the Diversified Bond and the Money Market Portfolios. PIM also serves as a subadviser for a portion of the assets of the Flexible Managed Portfolio. PIM is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PIM had approximately $144 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Quantitative Management Associates LLC (“QMA”) serves as the subadviser for the Stock Index Portfolio. QMA serves as subadviser to a portion of the Flexible Managed Portfolio. QMA is a wholly-owned indirect subsidiary of PIM. As of December 31, 2004, QMA had approximately $52 billion in assets under management. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated (“GEAM”) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s address is 399 Park Avenue, New York, New York 10022.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment manager for the Templeton Foreign Securities Fund.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser and Janus Distributors LLC serves as the principal underwriter to the above-mentioned Janus portfolio. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management (“Lazard”), a Delaware limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment manager for each T. Rowe Price portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at 1-800-562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section of the Prospectus.

Charges

The current charges under the Viacom Group Contract are as follows:

1.

Charges For Taxes on Premium Payments. Prudential Insurance deducts a charge of 1.97% from each premium payment. This charge is to compensate Prudential Insurance for incurring state and local premium taxes (currently 1.62%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2.

Daily Charges for Mortality and Expense Risks. Prudential Insurance deducts this charge from the assets of the Subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential Insurance for assuming mortality and expense risks.

For Viacom the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3.	Daily Charges for Investment Management fees and Expenses. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4.

Monthly Charges. Prudential deducts a monthly charge for the cost of insurance, and, if applicable, a monthly charge for administrative expenses. Currently, the monthly charge for administrative expenses is $3.00.

The highest current rate per thousand is $42.10, and applies to insureds ages 95 and above, who are smokers and have ported their coverage. The lowest current rate per thousand is $0.029, and applies to insured non-smoking active employees under age 30.

        The following table provides sample per thousand rates (net of taxes) for active employees paying nonsmoker rates:

                        ---------------------------- ----------------------------------------------
                                 Insured's Age         Monthly Cost of Insurance Rate per $1000
                          ---------------------------- ----------------------------------------------
                          ---------------------------- ----------------------------------------------
                                      35                                  $. 051
                          ---------------------------- ----------------------------------------------
                          ---------------------------- ----------------------------------------------
                                      45                                  $. 125
                          ---------------------------- ----------------------------------------------
                          ---------------------------- ----------------------------------------------
                                      55                                  $. 344
                          ---------------------------- ----------------------------------------------
                          ---------------------------- ----------------------------------------------
                                      65                                  $. 592
                          ---------------------------- ----------------------------------------------

        Dependent term insurance: The rate for child term insurance is currently $0.10 per thousand.

5.	Possible Additional Charges. For details on possible additional charges, see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility: Eligible Group Members for the Group Variable Universal Life Insurance are:

Active Salaried Employees of Viacom Inc. (“Viacom”) who on December 31, 2001 were participating in the CBS Group Variable Universal Life Insurance plan, and have elected to continue under the program.

In addition, eligible group members may also purchase Group Variable Universal Life Insurance for their spouse and Dependent Term Life Insurance coverage for their eligible dependent children.

Spouses who are also employees of Viacom may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse was covered as both an employee and spouse, we will pay a death benefit as though the spouse were an employee only. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

See the Applicant Owner Provision section of the prospectus to learn about how a spouse or other person may apply for coverage on the life of the employee.

We refer to each person who buys coverage as a “Participant.” When we use the terms “you” or “your,” we mean a Participant.

Children of eligible employees are eligible for dependent term life coverage from live birth to age 23, provided they are unmarried and dependent on the employee for support and maintenance. Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

o	A child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere on the effective date of coverage, unless the child was, on December 31, 2001, covered under the CBS Group Dependent Life Insurance Policy.

o	At the expiration of the calendar year in which a child reaches age 23, the employee may continue coverage if the child is not physically or mentally capable of self-support. The employee must give Prudential Insurance evidence of the incapacity within 31 days after coverage would end.

o	Children who are also employees of Viacom may not be covered both as an employee and a dependent. If both parents are employees of Viacom, a child may be covered by only one parent.

Enrollment Period: An eligible employee had to enroll during the 2002 Benefits Enrollment Period in order to obtain Group Variable Universal Life Insurance coverage.

        During the 2005 Benefits Enrollment Period a covered employee could increase coverage by one times Annual Benefits Base Salary without submission of evidence of insurability satisfactory to Prudential. Any increase over one times the Annual Benefits Base Salary would require submission of evidence of insurability satisfactory to Prudential. Any increase in employee coverage during the enrollment period would be effective on the later of January 1, 2005 and the date any needed evidence of insurability was approved by Prudential. Additionally employee must be actively at work on the effective date, otherwise the increase in coverage will be deferred until return to active work.

During the 2005 Benefits Enrollment Period all increases in spouse coverage required evidence of insurability, and would be effective on the later of January 1, 2005 and the date the evidence of insurability was approved by Prudential. Additionally, the if the spouse is home or hospital confined on the date that increased coverage would otherwise take effect, the effective date of the increase will be deferred until release from such confinement.

Coverage Information

Face Amount

Executive Employee Group Variable Universal Life Coverage: A Participant who is classified by the employer as an executive may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $3,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Non-Executive Employee Group Variable Universal Life Coverage: All other Participants who are eligible employees may choose a Face Amount from one times Annual Benefits Base Salary to eight times Annual Benefits Base Salary, up to a maximum of $5,000,000. The calculated Face Amount will always be rounded up to the nearest $1,000 if not already a multiple of that amount.

Spouse Group Variable Universal Life Coverage: A Participant may choose Group Variable Universal Life Insurance coverage for a spouse in $10,000 increments, up to $250,000.

Dependent Children: A Participant may elect Dependent Term Life Insurance coverage for qualified dependent children from one of the following five amounts for each eligible child: $1,000, $2,000, $4,000, $10,000 or $20,000.

Evidence of Good Health

For a Participant Who is An Employee: During the 2002 benefits enrollment period, an employee could increase his/her coverage by one times Annual Benefits Base Salary with no evidence of good health. Once enrolled, however, any increase in coverage will be subject to the employee giving evidence of good health, except that an employee can increase coverage by one times Annual Benefits Base Salary within 31 days of a qualifying life event without any medical evidence being required. For the purposes of this plan, a qualifying life event is defined as: (1) a change in marital status, (2) the birth/adoption of a child, (3) the death of a dependent or (4) the purchase of a home. See Enrollment Period above for the special rules applicable to the 2005 Benefits Enrollment Period.

For a Dependent Spouse: Evidence of good health will be required for any spouse coverage that exceeds $30,000. Special rules applied during the 2002 Benefits Enrollment period. Once enrolled, a spouse must give evidence of good health for any increase, except that coverage can be increased by $10,000 without evidence of good health, within 31 days of a qualifying life event. If an employee enrolls for spouse coverage more than 31 days from the date of initial eligibility, all amounts of coverage will require evidence of good health. See Enrollment Period above for the special rules applicable to the 2005 Benefits Enrollment Period.

Changes in Face Amount

Increases in Face Amount: You may increase your Face Amount of insurance at anytime. You may also increase your amount of spouse or dependent child coverage. However, increased coverage may require evidence of insurability satisfactory to Prudential Insurance as noted in the section Evidence of Good Health above. Additionally, if you are not actively at work on the date any approved increase in coverage would be effective, such increase will not become effective until you return to active-at-work status. If any dependent spouse or child is home or hospital confined on the date any approved increase in coverage would be effective, such increase will not be effective until the spouse or child is released from such confinement.

Decreases in Face Amount: Your coverage amount will not be decreased unless you request a decrease from Prudential Insurance. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

See the Changes in Face Amount and Tax Treatment of Certificate Benefits sections of the prospectus.

Additional Insurance Benefits

Accelerated Benefit Option: A Participant (employee or spouse) can elect to receive an early payment of up to 50% of the applicable Death Benefit, when diagnosed as being terminally ill with a life expectancy of 12 months or less.

Exclusions

There are no exclusions in the Viacom Inc. Group Variable Universal Life Insurance plan.

Changes In Personal Status

Continuing Coverage When You Retire, Terminate Employment or Become Disabled

o	You may continue your coverage if you retire or become disabled. Your rates for coverage will depend on your age. Prudential Insurance will bill you directly for premium payments, and will charge a fee, currently $3 per bill, for administration expenses.

o	If you terminate employment at any other time, you may continue your coverage on a Portable basis. If you continue coverage on a Portable basis, your rates will be higher than rates for coverage as an active employee. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administration expenses.

Termination of The Group Contract

Either Viacom or Prudential may end the Group Contract. See the Termination of Group Contractholder’s Participation section of the prospectus for the conditions under which Prudential Insurance may terminate the Group Contract.

If the Group Contract ends, the effect on Participants depends on whether or not Viacom replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o	If Viacom does replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential Insurance will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o	If Viacom does not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; continue coverage on a Portable basis; or elect to receive the Cash Surrender Value of your Certificate.

o	You may continue your plan regardless of whether Viacom replaces the Group Contract if, as of the date the Group Contract terminates, you have already elected to continue your coverage on a Portable basis.

See the Options on Termination of Coverage section of the prospectus.

Premiums

Payment of Premiums

For active employees and their dependents, Viacom will send routine premium payments to Prudential Insurance by payroll deduction. Retirees, employees on an approved leave of absence, and Participants who choose Portable coverage will be billed directly by Prudential Insurance and will submit their premium payments directly to Prudential Insurance.

When Monthly Charges are Deducted

We calculate and deduct the monthly charge from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential Insurance. We deduct the monthly charge from each investment option in the same proportions that your Certificate Fund is invested.

If you make routine premium payments by automatic payroll deduction through Viacom, we generally will deduct the monthly charge once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date Viacom forwards premium payments to us. If premium payments have not been transferred to us by the 45th day after the first day of any month, we will deduct the monthly charge from the Certificate Fund on that 45th day.

If you make routine premium payments directly to Prudential Insurance, we generally will deduct charges once per period, on the date that we receive your premium payments. If your premium payments have not been received by the 45th day after the due date, we will deduct the charges from the Certificate Fund on that 45th day. However, for groups that utilize monthly premium processing, the charges will be deducted from the Certificate Fund on the first Business Day of every month, regardless of the billing frequency.

Cash Surrender Value and Death Benefit

If you ask, Prudential Insurance will give you an illustration of how the Cash Surrender Value and Death Benefit of your Certificate can change as a result of the performance of the investment options you select. The illustration will show your age, risk class, proposed face amount of insurance, and proposed Premium payments. We refer to this as a “personalized illustration”. This is not our prediction of how value will grow. It is a hypothetical example and is just intended to show you how a Certificate works.

Cancellation Rights

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Series Fund Money Market Portfolio.

Other Primary Features of The Plan

The prospectus describes the standard features of the Viacom Group Contract, including:

o how Prudential issues Certificates

o the "free-look" period

o transfers between investment options

o dollar cost averaging

o how paid-up coverage may be available

o contestability rules

o your options on termination of coverage

o how you can change future premium allocations among investment options

o the Death Benefit and Contract values

o withdrawals

o details on how loans work

o how your insurance could end (known as "lapsing")

o reinstatement of your coverage

o tax treatment of Certificate benefits

o definition of special terms

Please refer to the prospectus for information on these and other features of the VIACOM Group Contract.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.